Exhibit 99.2

O-I Third Quarter 2014 Earnings Presentation October 29, 2014

Safe Harbor Comments Regulation G The information presented here regarding adjusted net earnings relates to net earnings from continuing operations attributable to the Company exclusive of items management considers not representative of ongoing operations and does not conform to U.S. generally accepted accounting principles (GAAP). It should not be construed as an alternative to the reported results determined in accordance with GAAP. Management has included this non-GAAP information to assist in understanding the comparability of results of ongoing operations. Further, the information presented here regarding free cash flow does not conform to GAAP. Management defines free cash flow as cash provided by continuing operating activities less capital spending (both as determined in accordance with GAAP) and has included this non-GAAP information to assist in understanding the comparability of cash flows. Management uses non-GAAP information principally for internal reporting, forecasting, budgeting and calculating compensation payments. Management believes that the non-GAAP presentation allows the board of directors, management, investors and analysts to better understand the Company’s financial performance in relationship to core operating results and the business outlook. Forward Looking Statements This document contains "forward looking" statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward looking statements reflect the Company's current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” and the negatives of these words and other similar expressions generally identify forward looking statements. It is possible the Company's future financial performance may differ from expectations due to a variety of factors including, but not limited to the following: (1) foreign currency fluctuations relative to the U.S. dollar, specifically the Euro, Brazilian Real and Australian Dollar, (2) changes in capital availability or cost, including interest rate fluctuations and the ability of the Company to refinance debt at favorable terms, (3) the general political, economic and competitive conditions in markets and countries where the Company has operations, including uncertainties related to economic and social conditions, disruptions in capital markets, disruptions in the supply chain, competitive pricing pressures, inflation or deflation, and changes in tax rates and laws, (4) consumer preferences for alternative forms of packaging, (5) cost and availability of raw materials, labor, energy and transportation, (6) the Company’s ability to manage its cost structure, including its success in implementing restructuring plans and achieving cost savings, (7) consolidation among competitors and customers, (8) the ability of the Company to acquire businesses and expand plants, integrate operations of acquired businesses and achieve expected synergies, (9) unanticipated expenditures with respect to environmental, safety and health laws, (10) the Company’s ability to further develop its sales, marketing and product development capabilities, and (11) the timing and occurrence of events which are beyond the control of the Company, including any expropriation of the Company’s operations, floods and other natural disasters, events related to asbestos-related claims, and the other risk factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and any subsequently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q. It is not possible to foresee or identify all such factors. Any forward looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company's results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward looking statements contained in this document. Presentation Note Unless otherwise noted, the information presented in this presentation reflects continuing operations only. 1

Third Quarter 2014 Summary 2 Adjusted EPS of $0.75 Down 5% from prior year Shipments down ~3% Double-digit growth in South America offset by declines elsewhere Mixed results in segment operating profit South America increase due to strong, broad-based growth in beer Europe gains driven by asset optimization program North America impacted by volume decline and lower productivity Asia Pacific contraction driven by continued weak demand in Australia Agreement to partner with Constellation Brands, Inc. in Mexico

O-I to supply Constellation with glass to support growing beer business O-I to help supply Constellation’s (CBI) glass needs in Mexico O-I and CBI to form 50-50 joint venture that will: Purchase glass container plant adjacent to CBI’s brewery Expand the plant from one furnace to four Supply approximately half of the Mexican brewery’s needs O-I to enter into additional long-term supply agreement with CBI Favorable financial implications of these transactions expected Low risk investment Accretive to earnings in 2016 Exceeds cost of capital 3

Regional Financial Performance Europe and North America 4 Shipments down 1% Broad-based macro weakness Flat production volume Ongoing gains from European asset optimization program North America ($ Millions) 3Q 2014 3Q 2013 Net Sales - Currency neutral1 $709 $717 $733 Segment Operating Profit $104 $97 Segment Operating Profit Margin 14.7% 13.2% ($ Millions) 3Q 2014 3Q 2013 Net Sales - Currency neutral1 $517 $520 $529 Segment Operating Profit $66 $87 Segment Operating Profit Margin 12.8% 16.4% Europe Sales volume down ~3% Mid-single digit decline in beer Supply chain costs normalizing Lower productivity impacting results 1 Using 2013 currency exchange rates

Regional Financial Performance South America and Asia Pacific 5 Shipments in tonnes up ~15%(2) Andean demand up double digits Brazil shipments up mid-single digits Improved productivity Non-recurrence of downtime in prior year from general strikes in Colombia Asia Pacific ($ Millions) 3Q 2014 3Q 2013 Net Sales - Currency neutral1 $313 $322 $282 Segment Operating Profit $61 $42 Segment Operating Profit Margin 19.5% 14.9% ($ Millions) 3Q 2014 3Q 2013 Net Sales - Currency neutral1 $197 $196 $236 Segment Operating Profit $17 $33 Segment Operating Profit Margin 8.6% 14.0% South America Sales and production volume decline approximately 24% Continued impact of China closures Ongoing softness in Australia In Australia, aligned capacity with reduced wine demand 1 Using 2013 currency exchange rates 2 Shipments for glass containers only, excludes flat glass and tableware

3Q14 Segment Sales and Operating Profit 6 Note: Reportable segment sales exclude the Company’s global equipment business Price up ~1% Shipments down ~3% USD significantly strengthened as quarter progressed Segment Sales ($ Millions) 3Q13 $1,780 Price 14 Sales volume (39) Currency (19) Total reconciling (44) 3Q14 $1,736 Segment Operating Profit ($ Millions) 3Q13 $259 Price 14 Sales volume (3) Operating costs (21) Currency (1) Total reconciling (11) 3Q14 $248 Operating costs up: Cost inflation of $24M Lower production volume in AP and NA Increased benefits from European asset optimization

3Q14 Adjusted EPS Bridge 7 Adjusted Earnings Per Share 3Q13 $0.79 Segment operating profit (0.05) Retained corporate costs 0.03 Net interest expense 0.01 Non-controlling interests (0.01) Effective tax rate (0.02) Total reconciling (0.04) 3Q14 $0.75 Improvement in corporate costs largely driven by lower pension expense Higher tax rate due to timing and changing geographical mix of earnings

4Q 2014 Business Outlook

Operational	4Q14 vs. 4Q13	
Europe	↑	▪ Sales volume flat ▪ Continuing benefits from asset optimization ▪ FX headwind
North America	↓	▪ Sales volume down mid-single digits ▪ Production curtailments to manage inventory
South America	↑	▪ Sales volume flat, with uncertainty in Brazil ▪ Improved productivity offset to FX headwind
Asia Pacific	↓	▪ Double-digit volume decline: China and Australia ▪ FX headwind
Non-Operational	**4Q14 vs. 4Q13**	
Corporate and Other Costs	↔	▪ Corporate improvement (pension and incentive comp.) ▪ Offset by ~27% tax rate in 4Q (FY14 still ~23%)
Net Income	**4Q14 vs. 4Q13**	
Adjusted Earnings	↓	▪ $0.45-$0.55, impacted by ~$0.05 FX headwind
	Full year 2014	
Free Cash Flow	↓	▪ ~$320M; FX headwind of ~$30M vs prior guidance

8

Recent, escalating headwinds dampen 2015 outlook 9 External factors adversely impact 2015 targets 2015 Earnings per share 2015 Free Cash Flow Stronger US Dollar (~$0.20) ($30-$50M) Pension expense, driven by lower discount rates (~$0.35) n/a Total (~$0.55) ($30-$50M) Adjusted EPS in 2015 expected to be below $3.50 target Pension and currency headwinds of $0.55 Indications of weakening market demand 2015 FCF range of $350-$400M, driven by currency

Balanced approach to use of cash 10 Capital Investment Capital Allocation

Appendix 11

Price, Volume and Currency Impact on Reportable Segment Sales 12 1 Sales negatively impacted by shut down of non-strategic flat glass business in 4Q13 2 Reportable segment sales exclude the Company’s global equipment business $ Millions Europe North America South America 1 Asia Pacific Total 2 3Q13 Segment Sales $733 $529 $282 $236 $1,780 Price (11) 11 9 5 14 Volume (5) (20) 31 (45) (39) Currency (8) (3) (9) 1 (19) Total reconciling (24) (12) 31 (39) (44) 3Q14 Segment Sales $709 $517 $313 $197 $1,736

Reconciliation to Adjusted Earnings 13 $ Millions The reconciliation below describes the items that management considers not representative of ongoing operations. Unaudited 2014 2013 2014 2013 61 $ 132 $ 297 $ 346 $ Restructuring, asset impairment and related charges 8 8 5 5 Restructuring, asset impairment and related charges 71 71 10 Charges for note repurchase premiums and write-off of finance fees 11 Items impacting income tax: Net benefit for income tax on items above (20) (20) (1) Items impacting net earnings (loss) attributable to noncontrolling interests: Net impact of noncontrolling interests on items above (1) (1) Total adjusting items 63 - 63 20 Adjusted earnings 124 $ 132 $ 360 $ 366 $ 166,138 165,981 166,187 165,739 Earnings per share from continuing operations (diluted) 0.37 $ 0.79 $ 1.79 $ 2.08 $ Adjusted earnings per share 0.75 $ 0.79 $ 2.17 $ 2.20 $ Items impacting other expense, net: Items impacting interest expense: Diluted average shares (thousands) Nine months ended September 30 Earnings from continuing operations attributable to the Company Three months ended September 30 Items impacting equity earnings Items impacting cost of goods sold: